UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

IGENE BIOTECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

0-15888 (Commission File Number)	52-1230461 (IRS Employer Identification No.)

9110 Red Branch Road
Columbia, Maryland 21045
(Address of Principal Executive Offices) (Zip Code)

(410) 997-2599
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On October 31, 2007, Igene Biotechnology, Inc. (the “Company”) and Tate & Lyle Fermentation Products Ltd. (“T&L”) entered into a Separation Agreement (the “Agreement”) pursuant to which the Joint Venture Agreement dated March 19, 2003, as amended, between the parties was terminated. As part of the Agreement, the Company sold to T&L its 50% interest in the joint venture and the joint venture sold to the Company its intellectual property, inventory and certain assets and lab equipment utilized by the joint venture. The purchase price paid by T&L to the Company for its 50% interest was 50% of the joint venture’s net working capital. The purchase price paid by the Company for the inventory was an amount equal to 50% of the joint venture’s net working capital, the assumption of various liabilities and the current market price of the inventory, less specified amounts. The purchase price paid by the Company for the intellectual property was $1.00. The purchase price paid by the Company for the assets and lab equipment was $1,000,000. In addition, the Company agreed to pay to T&L an amount equal to 5% of the Company’s gross revenues from the sale of astaxanthin up to a maximum of $5,000,000. T&L agreed for a period of five years not to engage in the astaxanthin business.

A copy of the Agreement is attached as an exhibit hereto and reference is made to such exhibit for the complete terms thereof. The foregoing summary is qualified in its entirety by reference to the Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets

As discussed under Item 1.02 above, on October 31, 2007, the Company acquired various assets from T&L for the purchase price described therein. Item 1.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information
Any required pro forma financial information will be filed as soon as practicable after the filing of the Company's amended Form 10-KSB for the year ended December 31, 2006 and the Form 10-QSB for the six months ended June 30, 2007.

(d)	Exhibits

Exhibit No. 10.1	Description

Separation Agreement dated October 31, 2007 between Igene Biotechnology, Inc. and Tate & Lyle Fermentation Products Ltd. [A portion of this exhibit has been omitted pursuant to a request for confidential treatment.]

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2007

IGENE BIOTECHNOLOGY, INC. By: /s/ Edward J. Weisberger Name: Edward J. Weisberger Title: CFO

Exhibit Index

Exhibit No. 10.1	Description Separation Agreement dated October 31, 2007 between Igene Biotechnology, Inc. and Tate & Lyle Fermentation Products Ltd.